UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 8, 2021
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On July 8, 2021, Sila Realty Trust, Inc. (the “Company”), held its 2021 Annual Meeting of Stockholders (the "Annual Meeting"), at which its stockholders (i) elected six directors – Jonathan Kuchin, Randall Greene, Adrienne Kirby, Roger Pratt, Ronald Rayevich and Michael Seton – to the board of directors of the Company (the "Board") to hold office until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) approved, on a non-binding, advisory basis, the Company's executive compensation ("say-on-pay"); (iii) approved, on a non-binding, advisory basis, the Company holding future votes on the Company's executive compensation annually ("say-on-frequency"); and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
The Compensation Committee of the Company’s Board (the “Compensation Committee”) has considered the outcome of the say-on-frequency vote, and consistent with the voting results, the Compensation Committee has determined that the Company will conduct future non-binding, advisory say-on-pay votes annually. Accordingly, the next say-on-pay vote will occur at the Company's 2022 Annual Meeting of Stockholders. Say-on-pay votes will continue annually until the occurrence of the next non-binding, advisory say-on-frequency vote of stockholders, which the Company expects to hold at its 2027 Annual Meeting of Stockholders or at such time as the Board otherwise determines that a different frequency for such advisory vote is in the best interests of the stockholders of the Company.
The voting results with respect to the election of directors were as follows:

Name of Director	For	Abstain	Broker Non-Votes
Jonathan Kuchin	88,975,668.97	6,991,702.55	18,701,726.00
Randall Greene	88,795,045.28	7,172,326.24	18,701,726.00
Adrienne Kirby	89,098,084.55	6,869,286.97	18,701,726.00
Roger Pratt	88,903,990.07	7,063,381.45	18,701,726.00
Ronald Rayevich	88,658,466.11	7,308,905.41	18,701,726.00
Michael A. Seton	88,711,078.83	7,256,292.69	18,701,726.00
The voting results with respect to the approval (on a non-binding, advisory basis) of the Company's executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
72,217,744.90	10,056,884.35	13,692,742.27	18,701,726.00
The voting results with respect to the approval (on a non-binding, advisory basis) of the frequency of future non-binding advisory votes on the Company's executive compensation were as follows:

1 Year	2 Years	3 Years	Abstain
75,849,219.56	3,925,827.44	3,285,181.01	12,907,143.51
The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 audit, were as follows:

For	Against	Abstain
106,738,963.08	1,487,496.48	6,442,637.96

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: July 9, 2021	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer